                                                                    EXHIBIT 10.1

                                    SCHEDULE
                                     TO THE
                              ISDA MASTER AGREEMENT
                       (1992 MULTICURRENCY - CROSS BORDER)

                          DATED AS OF [________], 2007

                                     BETWEEN

                          [NAME OF SWAP COUNTERPARTY],
                   A [JURISDICTION OF ORGANIZATION] [COMPANY]
                                   ("PARTY A")

                                       AND

                      FORD CREDIT AUTO OWNER TRUST 2007-X,
                           A DELAWARE STATUTORY TRUST
                                   ("PARTY B")

PART 1. TERMINATION PROVISIONS.

     (a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

          Section 5(a)(v),     Not applicable.
          Section 5(a)(vi),    Not applicable.
          Section 5(a)(vii),   Not applicable.
          Section 5(b)(iv),    Not applicable.

          in relation to Party B for the purpose of:

          Section 5(a)(v),     Not applicable.
          Section 5(a)(vi),    Not applicable.
          Section 5(a)(vii),   Not applicable.
          Section 5(b)(iv),    Not applicable.

     (b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement unless another meaning is specified here: No change from Section 14.

     (c) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii), the "MISREPRESENTATION" provisions of Section 5(a)(iv) and the "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will not apply to Party B.

     (d) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to Party B except that Section 5(a)(iii)(1) will apply in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

     (e) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party B and will apply to Party A with a Threshold Amount equal to 3 percent of Party A's shareholders' equity (excluding deposits).

     (f)  BANKRUPCY

          Section 5(a)(vii)(2),(7) and (9) will not apply to Party B.

          Section 5(a)(vii)(4) will not apply to Party B to the extent any such proceeding or petition was instituted or presented by Party A or any of its Affiliates.

          Section 5(a)(vii)(6) will not apply to Party B to the extent any such appointment is effected pursuant to the 2006-1 Basic Documents.

          Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),(4),(6) or (7), except to the extent such provisions are not disapplied with respect to Party B.

     (g)  TAX EVENT AND TAX EVENT UPON MERGER

          Section 5(b)(ii) will apply, provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)" are hereby deleted.

          Section 5(b)(iii) will apply, provided that Party A will not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

          Section 6(b)(ii) will apply, provided that the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party" are hereby deleted.

     (h) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or to Party B.

     (i) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A or to Party B.

     (j) PAYMENTS ON EARLY TERMINATION; GENERAL. Subject to Part 1(l) below, for the purpose of Section 6(e):

          (i) Market Quotation will apply unless Party A is the Defaulting Party or the Affected Party and Party B has contracted to enter into a replacement Transaction on or prior to the Early Termination Date, in which event Loss will apply.

          (ii) The Second Method will apply.

          (iii) Notwithstanding anything to the contrary set forth in the Agreement, if (1) Party B designates an Early Termination Date pursuant to Part 5(m) or 5(o) in respect of which any Transaction is a Terminated Transaction and (2) Party B enters into a replacement transaction with a third party on or before such Early Termination Date, then (x) the amount, if any, payable by Party B to Party A in respect of such Early Termination Date and such Transaction will not exceed the amount received by Party B from such third party in consideration of entering into such replacement transaction and (y) the amount, if any, payable by Party A to Party B in respect of such Early Termination Date and such Transaction will not be less than the amount payable by Party B to such third party in consideration of entering into such replacement transaction.

     (k)  PAYMENTS ON EARLY TERMINATION DUE TO CERTAIN EVENTS. Notwithstanding
          Section 6, so long as (A) an Additional Termination Event occurs pursuant to Part 1(m)(v) or (vi), or (B) Party A is the Affected Party in respect of a Tax Event Upon Merger or the Defaulting Party in respect of any Event of Default, paragraphs (i) to (ix) below will apply:

          (i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing which Party B is able to release without breaching any contractual obligations or the provisions of any law applicable to Party B.

          (ii) The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

               "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "REPLACEMENT TRANSACTION") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

          (iii) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

               "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

               (A) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated (or such later day as Party B may specify in writing to Party A, which in any event will not be later than the Early Termination Date) (such day, the "LATEST SETTLEMENT AMOUNT DETERMINATION DAY"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation; or

               (B) If no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Latest Settlement Amount Determination Day, Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

          (iv) For the purpose of paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

          (v) Party B undertakes to use its reasonable efforts to obtain at least one Market Quotation before the Latest Settlement Amount Determination Day.

          (vi) Party B will be deemed to have discharged its obligations under
               (v) above if it requests Party A to obtain Market Quotations, where such request is made in writing within two Local Business Days after the day on which the Early Termination Date is designated.

          (vii) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

          (viii) Any amount calculated as being due in respect of an Early Termination Date will be payable in accordance with Section 6(d)(ii), provided that if such payment is owed to Party B, it will be payable on the day that notice of the amount payable is given to Party A.

          (ix) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement will be deleted in its entirety and replaced with the following:

               "SECOND METHOD AND MARKET QUOTATION. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1)."

     (l)  "TERMINATION CURRENCY" means United States Dollars.

     (m) ADDITIONAL TERMINATION EVENTS. Each of the following will constitute an Additional Termination Event pursuant to Section 5(b)(v):

          (i) Any acceleration of the Notes pursuant to Section 5.2(a) of the Indenture (provided such acceleration has not been rescinded pursuant to Section 5.2(b) of the Indenture) and liquidation of the Indenture Trust Estate with Party B as the sole Affected Party;

          (ii) Any amendment or supplement to the Indenture or to the Sale and Servicing Agreement that would materially adversely affect any of Party A's rights or obligations under this Agreement or any Transaction that is made without the consent of Party A, which consent will not be unreasonably withheld; provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent, with Party B as the sole Affected Party;

          (iii) Failure of Party A to comply with the requirements of Part 5(n), with Party A as the sole Affected Party; and

          (iv) Failure of Party A to comply with the requirements of Part 5(s), with Party A as the sole Affected Party.

          (v)  MOODY'S FIRST RATING TRIGGERS.

               (A) Party A failed to comply with the requirements of Part 5(o)(ii), with Party A as the sole Affected Party; or

               (B) If Party A has elected to post collateral pursuant to Part 5(o)(ii)(C), Party A failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, with Party A as the sole Affected Party.

          (vi) MOODY'S SECOND RATING TRIGGERS.

               (A) Party A failed to post collateral pursuant to Part 5(o)(iv), with Party A as the sole Affected Party, or

               (B) (1) The Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and
                    (2)(a) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(p)(ii) below or (b) at least one entity meeting at least the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement, with Party A as the sole Affected Party.

PART 2. TAX REPRESENTATIONS.

     (a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

          It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
          Section 3(f), (ii) the satisfaction of the agreement contained in
          Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii), and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (b)  PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f):

          (i) Party A makes the following representations: [TO BE PROVIDED BY PARTY A]

          (ii) Party B makes the following representations: It is a United States Person for U.S. federal income tax purposes and either (a) is a financial institution (within the meaning of Treasury Regulations section 1.1441-1(c)(5)) or (b) is not acting as an agent for a person that is not a United States Person for U.S. federal income tax purposes.

PART 3. AGREEMENT TO DELIVER DOCUMENTS.

     (a) For purposes of Section 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

   PARTY
REQUIRED TO
  DELIVER                                                    DATE BY WHICH
  DOCUMENT           FORM/DOCUMENT/CERTIFICATE              TO BE DELIVERED
-----------   --------------------------------------   -------------------------
Party A and   Any form or document that may be         On the date of this
Party B       required or reasonably requested in      Agreement, and promptly
              order to allow the other party to make   upon the earlier of (i)
              a payment under this Agreement without   reasonable demand by the
              any deduction or withholding for or on   other party and (ii)
              account of any Tax or with such          learning that the form or
              deduction or withholding at a reduced    document is required.
              rate, including IRS Form W-9, Form
              8ECI or Form W-8BEN, as applicable.

     (b)  Other documents to be delivered are:

PARTY
REQUIRED TO                                                         COVERED BY
DELIVER                                     DATE BY WHICH          SECTION 3(D)
DOCUMENT     FORM/DOCUMENT/CERTIFICATE      TO BE DELIVERED       REPRESENTATION
-----------  -----------------------------  -------------------  ---------------
Party A      Annual audited financial       Promptly upon Party
             statements prepared in         B's request.
             accordance with generally
             accepted accounting
             principles in the country in
             which the party is organized.

Party A and  Certificate or other           Upon execution of    Yes
Party B      documents evidencing the       this Agreement.
             authority of the party
             entering into this Agreement
             or a Confirmation, as the
             case may be, including copies
             of any board resolutions and
             appropriate certificates of
             incumbency as to the officers
             executing such documents.

Party A and  Opinions of counsel in form    Upon execution of    No
Party B      and substance acceptable to    this Agreement.
             the other party.

[Party A     Guarantee by Credit Support    Upon execution of    No]
             Provider.                      this Agreement

[Party A     Opinion of counsel of counsel  Upon execution of    No]
             to guarantor in form and       this Agreement
             substance

             acceptable to Party B.

Party A      Financial data relating to     As required          Yes
             Party A, as required pursuant  pursuant to Part
             to Part 5(s) of this           5(s) of this
             Schedule.                      Schedule.

Party A      Executed Indemnification and   At or promptly       Yes
             Contribution Agreement, among  following execution
             Party A, Ford Motor Credit     of this Agreement.
             Company LLC and Ford Credit
             Auto Receivables Two LLC,
             relating to Party A's
             furnished information for use
             in the Prospectus

Party B      Copies of executed Indenture   Upon execution of    No
             and Sale and Servicing         such agreements.
             Agreement

PART 4. MISCELLANEOUS

     (a)  ADDRESSES FOR NOTICES:

          (1)  TO PARTY A:

     All notices and communications to Party A will be delivered to the following address:

               Address:

               Facsimile:
               Phone:

          (2)  TO PARTY B:

     For the purpose of Section 12(a), notices will be delivered to the address or facsimile number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5, 6 and 7 will be delivered to the following address:

               U.S. Bank Trust National Association,
               as Owner Trustee for
               Ford Credit Auto Owner Trust 2007-X
               300 Delaware Avenue, Ninth Floor
               Wilmington, Delaware 19801
               Attn: Corporate Trust Department
               Telephone: (302) 576-3700
               Fax: (302) 576-3717
          with copies to:

               The Bank of New York,
               as Indenture Trustee for
               Ford Credit Auto Owner Trust 2007-X
               101 Barclay Street
               Floor 4 West
               New York, New York 10286
               Attn: Structured Finance Services -
               Asset Backed Securities, Ford 2007-X
               Telephone: (212) 815-4389
               Fax: (212) 815-2493

          and

               Ford Motor Credit Company LLC
               One American Road, Suite 2411
               Dearborn, Michigan 48126
               Attention: Corporate Secretary
               Telephone: (313) 323-1200
               Fax: (313) 248-7613

          and

               Ford Motor Credit Company LLC
               c/o Ford Motor Company WHQ
               One American Road, Suite 801-C1
               Dearborn, Michigan 48126
               Attention: Securitization Operations Supervisor
               Telephone: (313) 594-3495
               Fax: (313) 390-4133

     (b)  PROCESS AGENT. For the purpose of Section 13(c):

          Party A appoints as its Process Agent: Not applicable.

          Party B appoints as its Process Agent: Not applicable.

     (c)  OFFICES. The provisions of Section 10(a) will apply.

     (d)  MULTIBRANCH PARTY. For the purpose of Section 10:

          (i)  Party A is not a Multibranch Party.

          (ii) Party B is not a Multibranch Party.

     (e)  CALCULATION AGENT. The Calculation Agent is Party B.

     (f) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     (g) SINGLE AGREEMENT. Section 1(c) will be amended by the addition of the words ", the credit support annex entered into between Party A and Party B in relation to this Master Agreement" after the words "Master Agreement".

     (h) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) will apply to all Transactions under this Agreement.

     (i)  "AFFILIATE" will have the meaning specified in Section 14.

     (j) WAIVER OF JURY TRIAL. Each party waives, to the fullest extent permitted by applicable law, its right to have a jury trial in respect to any proceedings related to this Agreement. Each party certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver.

     (k) The definition of "LOCAL BUSINESS DAY" in Section 14 will be amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

PART 5. OTHER PROVISIONS.

     (a) NON RELIANCE. In connection with the negotiation of, the entering into, and the execution of this Master Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Master Agreement to which it is a party or that is required by this Master Agreement to deliver, each of Party A and Party B represents and agrees that:

          (i) it is not relying (for the purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation other than the representations expressly set forth in this Master Agreement, such Credit Support Document and in any Confirmation;

          (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Master Agreement) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Master Agreement, such Credit Support Document, each Transaction or such other documentation;

          (iii) it has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Master Agreement, such Credit Support Document, each Transaction and such other documentation and is capable of assuming and willing to, and will, assume (financially and otherwise) those risks;

          (iv) it is an "eligible contract participant" as defined in Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000;

          (v) it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business;

          (vi) it is entering into this Master Agreement, such Credit Support Document, each Transaction and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise; and

          (vii) the other party to this Master Agreement, such Credit Support Document, each Transaction and such other documentation (a) is not acting as a fiduciary or financial, investment or commodity trading advisor for it, (b) has not given to it (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Master Agreement, such Credit Support Document, each Transaction or such other documentation, and (c) has not committed to unwind the Transactions.

     (b)  TAX PROVISIONS.

          (i) Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

          (ii) Section 2(d)(i)(4) of this Agreement shall be deleted in its entirety and replaced with the words "if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether against X or Y) will equal the full amount Y would

     (c) ADDITIONAL REPRESENTATION BY PARTY A. Section 3 is amended by adding the following additional representation by Party A only:

          "(h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

     (d) NO PETITION. Party A covenants and agrees that prior to the date that is one year and one day after the payment in full of (i) all of the Notes and any other securities issued by Party B and (ii) any other securities issued by a trust as to which Ford Credit Auto Receivables Two LLC is a depositor (or, if later, the expiration of all applicable preference periods under the United States Bankruptcy Code or other applicable law), it will not institute against, or join with any other Person in instituting against, Party B or Ford Credit Auto Receivables Two LLC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under United States federal or state bankruptcy or similar law in connection with any obligations under this Agreement. The provisions of this paragraph will survive the termination of this Agreement.

     (e)  LIMITED RECOURSE; SUBORDINATION.

          (i) Notwithstanding anything to the contrary contained in this Agreement, the obligations of Party B under this Agreement and any Transaction hereunder are solely the obligations of Party B and will be payable solely to the extent of funds received by and available to Party B in accordance with the priority of payment provisions under the Indenture and on the Payment Dates specified therein. Party A acknowledges that Party B has pledged its assets constituting the Indenture Trust Estate to the Indenture Trustee. Upon exhaustion of the assets of Party B and the proceeds thereof in accordance with the Indenture and the Sale and Servicing Agreement, Party A will not be entitled to take any further steps against Party B to recover any sums due but unpaid under this Agreement, all claims in respect of which will be extinguished. No recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B arising out of or based upon this Agreement or any Transaction against any holder of a beneficial interest, employee, officer or Affiliate of Party B and, except as specifically provided in this Agreement, no recourse may be taken for the payment of any amount owing in respect of any obligation of, or claim against, Party B based on or arising out of this Agreement against the Administrator (as defined in the Administration Agreement), Ford Credit Auto Receivables Two LLC or any stockholder, holder of a beneficial interest, employee, officer, director, incorporator or Affiliate of such person; provided, however, that the foregoing will not relieve any such person or entity from any liability they might otherwise have as a result of their gross negligence or willful misconduct.

          (ii) The parties intend that Part 5(e)(i) of this Schedule constitute an enforceable subordination agreement under Section 510(a) of the Bankruptcy Code and will survive the termination of this Agreement.

     (f) PARTY B PLEDGE. Notwithstanding Section 7 to the contrary, Party A acknowledges that (i) Party B will pledge its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders and the Swap Counterparties pursuant to the Indenture and agrees to such pledge and (ii) Party A (as a Secured Party under the Basic Documents) has no voting rights in connection with any action to be taken on behalf of the Secured Parties. The Indenture Trustee will not be deemed to be a party to this Agreement, provided, -------- however, the Indenture Trustee, acting on behalf of the holders of the Notes, will have the right to enforce this Agreement against ------- Party A. Party A will be entitled to rely on any notice or communication from the Indenture Trustee to that effect. Party A acknowledges that Party B will pledge substantially all its assets to the Indenture Trustee for the benefit of the Noteholders and Party A and that all payments hereunder, including payments on early termination, will be made in accordance with the priority of payment provisions of the Indenture and the Sale and Servicing Agreement and on the Payment Dates specified therein.

     (g) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, will be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof will continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

     (h) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of the telephone conversations of the trading and marketing personnel of the parties in connection with this Agreement and any potential or actual Transaction and (ii) agrees to obtain any necessary consent of, and to give notice of such recording to, its personnel.

     (i) CONSENT BY PARTY A TO AMENDMENTS TO CERTAIN DOCUMENTS. Before any amendment, modification or supplement is made to the Indenture or the Purchase Agreement or the Sale and Servicing Agreement that (i) would materially adversely affect any of Party A's rights or obligations under this Agreement or any Transaction or (ii) modify the obligations or impair the ability of Party B to fully perform any of Party B's obligations under this Agreement or any Transaction in such a way that would materially adversely affect any of Party A's rights or obligations under this Agreement or any Transaction, Party B will provide Party A with a copy of the proposed amendment, modification or supplement and will obtain the consent of Party A prior to its adoption, which consent will not be unreasonably withheld, provided that Party A's consent will be deemed to have been given if Party A does not object in writing within 10 Business Days of receipt of a written request for such consent.

     (j)  SET OFF.

          (i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 2(c),
               Section 6 or Part 1(l)(ix).

          (ii) Section 6(e) will be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

     (k) LIMITATION OF LIABILITY OF OWNER TRUSTEE. Notwithstanding anything contained in this Agreement to the contrary, this instrument (and any Confirmation pursuant to this instrument) has been or will be signed on behalf of Party B by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of Party B and in no event will U.S. Bank Trust National Association in its individual capacity or any beneficial owner of Party B have any liability for the representations, warranties, covenants, agreements or other obligations of Party B under this Agreement or under any such Confirmation, as to all of which recourse will be had solely to the assets of Party B. For all purposes of this Agreement and any Confirmation, in the performance of any duties or obligations of Party B hereunder, the Owner Trustee will be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement; provided, however, that the foregoing will not relieve the Owner Trustee from any liability it might otherwise have under the Trust Agreement as a result of its gross negligence or willful misconduct.

     (l) DEFINITIONS. Unless otherwise specified in a Confirmation, this Agreement and the relevant Transaction between the parties are subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are incorporated by reference in and will be deemed a part of this Agreement, except that references in the Definitions to a "Swap Transaction" will be deemed references to a "Transaction" for purposes of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provision of any Confirmation and this Agreement or the Definitions, such Confirmation will prevail for the purpose of the relevant Transaction.

          For the purpose of this Agreement:

               "CREDIT SUPPORT ANNEX" means any credit support annex entered into between Party A and Party B relating to this Agreement, as amended, supplemented or otherwise modified from time to time.

               "CREDIT SUPPORT DOCUMENT" means the Credit Support Annex and any Eligible Guarantee.

               "CREDIT SUPPORT PROVIDER" means in relation to Party A, (1) Party A in its capacity as a party to the Credit Support Annex and (2) the guarantor under any Eligible Guarantee, and in relation to Party B, Party B in its capacity as a party to the Credit Support Annex.

               "ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

               "ELIGIBLE REPLACEMENT" means an entity (A) with the First Trigger Required Ratings and/or the Second Trigger Required Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the First Trigger Required Ratings and/or the Second Trigger Required Ratings.

               "FIRM OFFER" means an offer which, when made, was capable of becoming legally binding upon acceptance.

               "MOODY'S SHORT-TERM RATING" means a rating assigned by Moody's under its short-term rating scale in respect of an entity's short-term, unsecured and unsubordinated debt obligations

               "RELEVANT ENTITIES" means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

     (m) ADDITIONAL DEFINED TERMS. Capitalized terms used but not defined in this Agreement (including this Schedule) or any Confirmation are defined in the Sale and Servicing Agreement, dated as of [ ], 2007 (including Appendix A to such Sale and Servicing Agreement), as amended, supplemented or otherwise modified, among Party B, Ford Motor Credit Company LLC, as Servicer, and Ford Credit Auto Receivables Two LLC, as Depositor.

     (n) DOWNGRADE OR WITHDRAWAL OF PARTY A'S RATING BY S&P OR FITCH. In the event that (x) Party A's long or short term unsecured and unsubordinated debt rating (or bank deposit rating) is withdrawn or reduced below "A" or "A-1" by S&P (or if it has no short term unsecured debt rating by S&P, a long term unsecured debt rating of "A+") or (y) Party A's short term unsecured debt rating is withdrawn or reduced below "F1" by Fitch or long term unsecured and unsubordinated debt rating is withdrawn or reduced below "A" by Fitch (such rating thresholds in clauses (x) and (y), the "Approved Rating Thresholds"), within 30 days of such rating downgrade (unless each such Rating Agency has reconfirmed the rating of each Class of Notes which was in effect immediately prior to such downgrade), Party A will
          (i) assign each Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B (which approval will not be unreasonably withheld) on terms identical to this Schedule and the related Confirmation, (ii) obtain a guaranty, or a contingent agreement of, another person with Approved Rating Thresholds to honor Party A's obligations under this Agreement, provided that such other person is approved by Party B (which approval will not be unreasonably withheld), (iii) post mark-to-market collateral, pursuant to a collateral support agreement acceptable to Party B, which will be sufficient to restore any downgrade in the ratings of each Class of Notes issued by Party B attributable to Party A's failure to comply with the Approved Rating Thresholds, or (iv) establish any other arrangement satisfactory to Party B and to the applicable Rating Agency, in each case, sufficient to satisfy the Rating Agency Confirmation. However, Party A will be required to take the action described in clause (i), (ii) or (iv) above, in any event within 10 Business Days of such failure, if Party A fails to have either (A) a short-term unsecured debt rating of at least "A-3" by S&P or, if Party A does not have a short-term rating by S&P, a long-term unsecured debt rating of at least "BBB-" by S&P or if Party A is no longer rated by S&P, or (B) a short-term unsecured debt rating of at least "F2" by Fitch or a long-term unsecured debt rating of at least "BBB+" by Fitch. All costs and expenses in connection with effecting any arrangements pursuant to clauses (i), (ii), (iii) or (iv) will be for the account of Party A.

     (o)  DOWNGRADE OR WITHDRAWAL OF PARTY A'S RATING BY MOODY'S

          (i) An entity shall have the "FIRST TRIGGER REQUIRED RATINGS" (A) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-1" and its long-term, unsecured and unsubordinated debt obligations are rated "A2" or above by Moody's and (B) where such entity is not the subject of a Moody's Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated "A1" or above by Moody's.

          (ii) The "FIRST RATING TRIGGER REQUIREMENTS" shall apply so long as no Relevant Entity has the First Trigger Required Ratings. Within 30 Local Business Days after the First Rating Trigger Requirements apply, Party A will, at its own cost, (A) procure an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement to be provided by a guarantor meeting the First Trigger Required Ratings, (B) effect a transfer in accordance with Part 5(p)(ii) below or (C) post collateral in the amount and manner as set forth in the Credit Support Annex.

          (iii) An entity shall have the "SECOND TRIGGER REQUIRED RATINGS" (A) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-2" or above and its long-term, unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's and (B) where such entity is not the subject of a Moody's Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's.

          (iv) The "SECOND RATING TRIGGER REQUIREMENTS" shall apply so long as no Relevant Entity has the Second Trigger Required Ratings. Within 30 Local Business Days after the Second

               Rating Trigger Requirements apply, Party A will post collateral in the amount and manner as set forth in the Credit Support Annex. Party A will also, at its own cost, use commercially reasonable efforts to, as soon as reasonably practicable, procure either (A) an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement to be provided by a guarantor meeting at least the Second Trigger Required Ratings or (B) a transfer in accordance with Part 5(p)(ii) below.

     (p)  TRANSFERS

          (i) Section 7 of this Agreement shall not apply to Party A and, subject to Section 6(b)(ii) and clause (ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without the prior written consent of Party B and without complying with Part 5(q) below.

          (ii) Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a "TRANSFEREE") that is an Eligible Replacement, provided that Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement. Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

          (iii) If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with (ii) above, Party B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

     (q) APPROVAL OF AMENDMENTS, TRANSFERS OR ASSIGNMENT. Notwithstanding any other provisions of this Agreement, no amendments to this Agreement will be effected, nor may the rights and obligations of Party A be transferred or assigned, without the prior written confirmation of each Rating Agency that such amendment, transfer or assignment will not cause such Rating Agency to reduce or withdraw its then current rating on any of the Notes.

     (r) PARTY B AGENT. Party A acknowledges that Party B has appointed Ford Motor Credit Company LLC as its agent under the Administration Agreement to carry out certain functions on behalf of Party B, and that Ford Motor Credit Company LLC shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

     (s)  REGULATION AB FINANCIAL DISCLOSURE.

          Party A acknowledges that for so long as there are reporting obligations with respect to any Transaction under this Agreement under Regulation AB, the Depositor is required under Regulation AB to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

          If the Depositor determines, reasonably and in good faith, that the "significance percentage" of this Agreement has increased to 9%, then on any Business Day after the date of such determination the Depositor may request from Party A the same information set forth in Item 1115(b) of Regulation AB that would have been required if the significance percentage had in fact increased to 10% (such request, a "Swap Financial Disclosure Request" and such requested information, subject to the last sentence of this paragraph, the "Swap Financial Disclosure"). Party A and Party B further agree that the Swap Financial Disclosure provided to meet the Swap Financial Disclosure Request will be the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB, as applicable, and as specified by Party B.

          Upon the occurrence of a Swap Financial Disclosure Request, Party A, at its own expense, shall within 30 days after receipt of such Swap Financial Disclosure Request (or within 10 days after Party A being informed of the significance percentage reaching 10% after such Swap Financial Disclosure Request): (i) provide the Depositor with the Swap Financial Disclosure, (ii) subject to Rating Agency Confirmation and approval by Party B (which approval will not be unreasonably withheld), secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able and will provide the Swap Financial Disclosure for such entity within the time period specified above or (iii) subject to Rating Agency Confirmation and approval by Party B (which approval will not be unreasonably withheld), obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the Swap Financial Disclosure for such affiliate, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Swap Financial Disclosure within the time period specified above. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

                            [SIGNATURE PAGE FOLLOWS]

EXECUTED BY:

FORD CREDIT AUTO OWNER TRUST 2007-X     [NAME OF SWAP COUNTERPARTY]

By: U.S. BANK TRUST NATIONAL
    ASSOCIATION,
    not in its individual capacity      By:
    but solely as Owner Trustee             ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


By:
    ---------------------------------   Date: [_________], 2007
Name:
      -------------------------------
Title:
       ------------------------------

Date: [_________], 2007

                        [SIGNATURE PAGE TO SWAP SCHEDULE]

                                                                    [TRADE DATE]

To:   [NAME OF SWAP COUNTERPARTY]
      Contact: [__________________]
      Attention: [__________________]
      Fax: [__________________]
      Telephone: [__________________]

From: FORD CREDIT AUTO OWNER TRUST 2007-X
      c/o U.S. Bank Trust National Association, as Owner Trustee
      300 Delaware Avenue, Ninth Floor
      Wilmington, Delaware 19801
      Attention: Corporate Trust Department
      Telephone: (302) 552-3200
      Facsimile: (302) 552-3129

      Re: Interest Rate Swap Reference No. [POOL NO]

Ladies and Gentlemen:

          The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between [NAME OF SWAP COUNTERPARTY] ("Party A") and Ford Credit Auto Owner Trust 2007-X ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Agreement specified below.

          The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" will be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

          1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of [DATE OF MASTER AGREEMENT], as amended and supplemented from time to time (the "Agreement") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Other capitalized terms used herein and not otherwise defined will have the meanings given them in the Indenture referred to in the Agreement. In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

          2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                   [NAME OF SWAP COUNTERPARTY].

Party B:                   Ford Credit Auto Owner Trust 2007-X.

Trade Date:                [TRADE DATE].

Effective Date:            [EFFECTIVE DATE].

Notional Amount:           For the first Calculation Period (from and including,
                           [______] to but excluding, [________]), the Notional
                           Amount of this Transaction for purposes of
                           calculating payments due by either party on the first
                           Payment Date will be $[______]. With respect to any
                           subsequent Calculation Period up through and
                           including the Calculation Period ending on but
                           excluding [________], the Notional Amount will be the
                           Note Balance for the Class [________] Notes (after
                           giving effect to all amounts paid on the Payment Date
                           that is the first day of such Calculation Period) as
                           stated on the Servicer's monthly investor report
                           relating to such Payment Date (the "Actual Balance").
                           Party B will determine the Notional Amount and will
                           inform Party A of such determination by the twelfth
                           day of each calendar month using the aggregate
                           outstanding principal balance for the Class
                           [________] Notes prior to giving effect to any
                           payments of principal of Class [________] Notes on
                           the following Payment Date, as shown in the
                           Servicer's monthly investor report relating to such
                           Payment Date.

Termination Date:          The earlier of [________]and the date the aggregate
                           outstanding principal balance of the Class [________]
                           Notes has been reduced to zero.

Fixed Amounts

   Fixed Rate Payer:       Party B.

   Fixed Rate Payer

   Payment Date:           The 15th day of each calendar month, subject to
                           adjustment in accordance with the Following Business
                           Day Convention.

   Period End Date:        The 15th day of each calendar month, with No
                           Adjustment. (This means that each Calculation Period
                           for the Fixed Amount will have 30 days, except for
                           the Initial Calculation Period, which will commence
                           on [_____] and end on [________].)

   Fixed Rate:             [__________]%

   Fixed Rate Day

   Count Fraction:         30/360

Floating Amounts

   Floating Rate Payer:    Party A.

   Floating Rate Payer

   Payment Dates:          The 15th day of each calendar month, subject to
                           adjustment in accordance with the Following Business
                           Day Convention.

   Floating Rate for

   Initial Calculation
   Period:                 To be determined (excluding spread)

   Floating Rate Option:   USD-LIBOR-BBA.

   Designated Maturity:    One month.

   Spread:                 Plus [_________]%

   Floating Rate Day

   Count Fraction:         Actual/360.

   Reset Dates:            The first day of each Floating Rate Payer Calculation
                           Period.

   Business Days:          New York and Delaware.

3.  Account Details

Payments to Party A:       [___________]
                           ABA # [___________]
                           Acct # [___________]
                           Attn: [___________]

Payments to Party B:       The Bank of New York, in favor of
                           Ford Credit Auto Owner Trust 2007-X

                           The Bank of New York
                           ABA # 021000018
                           Acct # [___________]
                           Acct Name: [Ford 2007-X] Collection Account
                           Ref: Interest Rate Swap

Party A Operations
Contact:                   [Name of Swap Counterparty]
                           Attn:  [_____________]
                           Fax:   [_____________]

Party B Operations
Contact:                   Ford Credit Auto Owner Trust 2007-X
                           U.S. Bank Trust
                           National Association, as Owner Trustee
                           300 Delaware Avenue, Ninth Floor
                           Wilmington, Delaware 19801
                           Attn: Corporate Trust Administration
                           Telephone: [(____) - __________]
                           Fax: [(____) - __________]

   with a copy to:--

                           The Bank of New York

                           as Indenture Trustee for
                           Ford Credit Auto Owner Trust 2007-X
                           101 Barclay Street
                           Floor 4 West
                           New York, New York 10286
                           Attn: Structured Finance Services -
                           Asset Backed Securities, Ford 2007-X
                           Telephone: [(____) - __________]
                           Fax: [(____) - __________]; and

                           Ford Motor Credit Company LLC
                           Ford Motor Company World Headquarters
                           Office of the General Counsel
                           One American Road
                           Suite 1034-A1
                           Dearborn, Michigan  48126
                           Attention: Secretary
                           Telephone: (313) 594-9876
                           Fax:(313)248-7613

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

FORD CREDIT AUTO OWNER TRUST 2007-X

By: U.S. BANK TRUST
    NATIONAL ASSOCIATION,
    not in its individual capacity
    but solely as Owner Trustee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


[NAME OF SWAP COUNTERPARTY]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                     [SIGNATURE PAGE FOR SWAP CONFIRMATION]

(BILATERAL FORM)                  (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                 (ISDA(R) LOGO)

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             TO THE SCHEDULE TO THE

                              ISDA MASTER AGREEMENT
                      (1992 - MULTICURRENCY--CROSS BORDER)

                            DATED AS OF [TRADE DATE]

                                     BETWEEN
                           [NAME OF SWAP COUNTERPARTY]
                   A [JURISDICTION OF ORGANIZATION] [COMPANY]
                                   ("PARTY A")

                                       AND

                      FORD CREDIT AUTO OWNER TRUST 2007-X,
                           A DELAWARE STATUTORY TRUST
                                   ("PARTY B")

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:--

PARAGRAPH 1. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2. SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all

   Copyright(C) 1994 by International Swaps and Derivatives Association, Inc.

Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

PARAGRAPH 3. CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the amount by which:

     (i) the Credit Support Amount

     exceeds

     (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

     (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

     (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4. CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND
SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

     (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

     (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

                                                                    ISDA(R) 1994

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d) SUBSTITUTIONS.

     (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

     (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5. DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

     (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

          (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

          (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

          (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

     (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

                                                                    ISDA(R) 1994

PARAGRAPH 6. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

     (i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

     (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

     (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

     (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

     (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) DISTRIBUTIONS AND INTEREST AMOUNT

     (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

                                                                    ISDA(R) 1994

     (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7. EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

     (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

     (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

     (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

PARAGRAPH 8. CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

     (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

                                                                    ISDA(R) 1994

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

     (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

     (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

     (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

     (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

          (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

          (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

PARAGRAPH 9. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

                                                                    ISDA(R) 1994

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10. EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11. MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

                                                                    ISDA(R) 1994

PARAGRAPH 12. DEFINITIONS

As used in this Annex:--

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

     (x) the amount of that Cash on that day; multiplied by

     (y) the Interest Rate in effect for that day; divided by

     (z) 360.

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

                                                                    ISDA(R) 1994

"LOCAL BUSINESS DAY," unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

"SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

"THRESHOLD" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"TRANSFER" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

     (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

                                                                    ISDA(R) 1994

     (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

     (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

     (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

     (i) Eligible Collateral or Posted Collateral that is:

          (A) Cash, the amount thereof; and

          (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

     (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

     (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

                                                                    ISDA(R) 1994

PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS." The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

     With respect to Party A: None.

     With respect to Party B: None.

(b) CREDIT SUPPORT OBLIGATIONS.

     (i) DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

          (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "on each Valuation Date".

          (B) "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

          (C) "CREDIT SUPPORT AMOUNT" has the following meaning:

               (1) if the First Rating Trigger Requirements apply to Party A, the following amount as determined by the Valuation Agent:

                    Max(0, Exposure payable to the Secured Party + Notional
               Amount on such Valuation Date * the respective potential increase below)

                   POTENTIAL INCREASE OF MID-MARKET VALUATION

WEIGHTED AVERAGE LIFE OF HEDGE IN YEARS   POSTING FREQUENCY (WEEKLY)
---------------------------------------   --------------------------
                   1                                0.25%
                   2                                0.50%
                   3                                0.70%

               or

               (2) if the Second Rating Trigger Requirements apply to Party A, the following amount as determined by the Valuation Agent:

                    Max(0, Floating Amount on next Payment Date, Exposure payable to the Secured Party + Notional Amount on such Valuation Date * the respective potential increase below)

                   POTENTIAL INCREASE OF MID-MARKET VALUATION

WEIGHTED AVERAGE LIFE OF HEDGE IN YEARS   POSTING FREQUENCY (WEEKLY)
---------------------------------------   --------------------------
                   1                                0.60%
                   2                                1.20%
                   3                                1.70%

     (ii) ELIGIBLE COLLATERAL. The following items will qualify as "ELIGIBLE COLLATERAL" for the party specified:

                                                                    ISDA(R) 1994

                                                                                VALUATION              VALUATION
                                                                              PERCENTAGE FOR         PERCENTAGE FOR
                                                                               FIRST RATING          SECOND RATING
                                                                           TRIGGER REQUIREMENTS   TRIGGER REQUIREMENTS
                                                                           --------------------   --------------------
(A)     Cash in U.S. Dollars                                                       100%                   100%

(B)     Fixed rate negotiable debt obligations issued by the U.S.                  100%                   100%
        Treasury Department having a remaining maturity of not more than one year

(C)     Fixed rate negotiable debt obligations issued by the U.S.                  100%                   99%
        Treasury Department having a remaining maturity of more than one year but not more than 2 years

(D)     Fixed rate negotiable debt obligations issued by the U.S.                  100%                   98%
        Treasury Department having a remaining maturity of more than 2 years but not more than 3 years

(E)     Fixed rate negotiable debt obligations issued by the U.S.                  100%                   97%
        Treasury Department having a remaining maturity of more than 3 years but not more than 5 years

(F)     Fixed rate negotiable debt obligations issued by the U.S.                  100%                   95%
        Treasury Department having a remaining maturity of more than 5 years but not more than 7 years

(G)     Fixed rate negotiable debt obligations issued by the U.S.                  100%                   94%
        Treasury Department having a remaining maturity of more than 7 years but not more than 10 years

(H)     Fixed rate negotiable debt obligations issued by the U.S.                  100%                   89%
        Treasury Department having a remaining maturity of more than 10 years but not more than 20 years

(I)     Fixed rate negotiable debt obligations issued by the U.S.                  100%                   87%
        Treasury Department having a remaining maturity of more than 20 years

(J)     Floating rate negotiable debt obligations issued by the U.S.               100%                   99%
        Treasury Department

(K)     Fixed rate U.S. Agency Debentures having a remaining maturity of           100%                   99%
        not more than one year

(L)     Fixed rate U.S. Agency Debentures having a remaining maturity of           100%                   98%
        more than one year but not more than 2 years

(M)     Fixed rate U.S. Agency Debentures having a remaining maturity of           100%                   97%
        more than 2 years but not more than 3 years

(N)     Fixed rate U.S. Agency Debentures having a remaining maturity              100%                   96%
         of more than 3 years but not more than 5 years

(O)     Fixed rate U.S. Agency Debentures having a remaining                       100%                   94%

                                                                    ISDA(R) 1994

        maturity of more than 5 years but not more than 7 years

(P)     Fixed rate U.S. Agency Debentures having a remaining maturity of           100%                   93%
        more than 7 years but not more than 10 years

(Q)     Fixed rate U.S. Agency Debentures having a remaining maturity of           100%                   88%
        more than 10 years but not more than 20 years

(R)     Fixed rate U.S. Agency Debentures having a remaining maturity of           100%                   86%
        more than 20 years

(S)     Floating rate U.S. Agency Debentures                                       100%                   98%

     (III) THRESHOLDS.

          (A) "INDEPENDENT AMOUNT" means with respect to Party A: zero. "INDEPENDENT AMOUNT" means with respect to Party B: zero.

          (B) "THRESHOLD" means with respect to Party A: infinity, provided that for so long as no Relevant Entity has the First Trigger Required Ratings and either (i) no Relevant Entity has had the First Trigger Required Ratings since this Annex was executed or
               (ii) at least 30 Local Business days have elapsed since the last time a Relevant Entity had the First Trigger Required Ratings, the Threshold with respect to Party A shall be zero.

               "THRESHOLD" means with respect to Party B: infinity.

          (C)  "MINIMUM TRANSFER AMOUNT" means with respect to Party A:
               U.S.$100,000. "MINIMUM TRANSFER AMOUNT" means with respect to Party B: U.S.$100,000.

          (D) ROUNDING. The Delivery Amount will be rounded up to the nearest integral multiple of U.S.$10,000. The Return Amount will be rounded down to the nearest integral multiple of U.S.$10,000.

(c) VALUATION AND TIMING.

     (i) "VALUATION AGENT" means Party A in all circumstances.

     (ii) "VALUATION DATE" means the first Local Business Day in each week which if treated as a Valuation Date would result in a Delivery Amount or Return Amount.

     (iii) "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

     (iv) "NOTIFICATION TIME" means 4:00 p.m., New York time, on a Local Business Day.

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following Termination Event(s) will be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): None.

(e) SUBSTITUTION.

     (i)  "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

                                                                    ISDA(R) 1994

     (ii) CONSENT. Not applicable.

(f) DISPUTE RESOLUTION.

     (i) "RESOLUTION TIME" means 4:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

     (ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of the outstanding Posted Credit Support or of any transfer of Eligible Credit Support or Posted Credit Support, as the case may be, will be calculated as follows:

          (A) with respect to any Eligible Credit Support or Posted Credit Support comprising securities ("SECURITIES") the sum of (a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or
               (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date; and

          (B)  with respect to any Cash, the amount thereof in U.S. dollars.

     (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply.

(g) HOLDING AND USING POSTED COLLATERAL.

     (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. A Custodian of Party B will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6(c). Party B's Custodian is the Indenture Trustee for Party
     B. Initially, the Custodian for Party B is the Bank of New York.

     (ii) USE OF POSTED COLLATERAL. Paragraph 6(c)(i) will not apply to the Party B but Paragraph 6(c)(ii) will apply to Party B.

(h) DISTRIBUTIONS AND INTEREST AMOUNT.

     (i) INTEREST RATE. The "INTEREST RATE" will be the weighted average rate of interest earned by the Secured Party in respect of the portion of the Posted Credit Support comprised of cash.

     (ii) TRANSFER OF INTEREST AMOUNT. The transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Credit Support in the form of cash is transferred to the Secured Party pursuant to Paragraph 3(b), in each case to the extent that a Delivery Amount would not be created or increased by that transfer, provided that Party B shall not be obliged to so transfer any Interest Amount unless and until it has earned and received such interest.

     (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

                                                                    ISDA(R) 1994

     (iv) "DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Posted Credit Support consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would have received from time to time.

     (v) "DISTRIBUTION DATE" means, with respect to any Eligible Credit Support comprised in the Posted Credit Support other than cash, each date on which a holder of such Eligible Credit Support would have received Distributions or, if that date is not a Local Business Day, the next following Local Business Day.

(i) ADDITIONAL REPRESENTATION(S).

          There are no additional representations by either party.

(j) OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

     (i) "VALUE" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

     (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time.

(K) DEMANDS AND NOTICES. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

     (A)  shall be given to or made at the following addresses:

          If to Party A:

               [NAME OF SWAP COUNTERPARTY]
               Contact: [__________]
               Attention: [__________]
               Fax: [__________]
               Telephone: [__________]

          If to Party B: The addresses set forth in the Schedule.

          or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this subparagraph) to the other party;

     (B) shall be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(l) ADDRESSES FOR TRANSFERS.

     Party A: To be notified to Party B by Party A at the time of the request for the transfer.

     Party B: To be notified to Party A by Party B upon request by Party A.

(m) OTHER PROVISIONS.

     (i)  EARLY TERMINATION

          The heading for Paragraph 7 shall be deleted and replaced with "Early Termination" and the following shall be added after the word "Default" in the first line of Paragraph 7, "in relation to all

                                                                    ISDA(R) 1994

          Transactions or a Termination Event in relation to all Transactions".

     (ii) COSTS OF TRANSFER ON EXCHANGE

          Notwithstanding Paragraph 9, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor pursuant to Paragraph 4(d).

     (iii) CUMULATIVE RIGHTS

          The rights, powers and remedies of the Secured Party under this Annex shall be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Credit Support created pursuant to this Annex.

     (iv) SINGLE PLEDGOR AND SINGLE SECURED PARTY

          For the avoidance of doubt Party A shall always be the Pledgor and Party B shall always be the Secured Party.

     (v) "EXPOSURE" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(l) of the Schedule is deleted)" shall be inserted.

     (VI) ADDITIONAL DEFINED TERMS. Capitalized terms used but not defined in this Annex have the meanings assigned to them in the Agreement and the Schedule thereto. In the event of any inconsistency between the provisions of this Annex and the provisions in the Agreement or the Schedule thereto, this Annex will prevail.

     (VII) TRANSFER TIMING. Paragraph 4(b) shall be deleted and replaced with the following:

          Subject to Paragraphs 4(a) and 5 and unless otherwise specified, any transfer of Eligible Credit Support or Posted Credit Support (whether by the Pledgor pursuant to Paragraph 3(a) or by the Secured Party pursuant to Paragraph 3(b)) shall be made not later than the close of business on the next Local Business Day, provided that, in the case of any transfer of Posted Credit Support by the Secured Party pursuant to Paragraph 3(b), if the demand for the transfer of Posted Credit Support is received by the Secured Party after the Notification Time, then such transfer will be made not later than the close of business on the second Local Business Day thereafter.

                            [SIGNATURE PAGE FOLLOWS]

                                                                    ISDA(R) 1994

     IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

FORD CREDIT AUTO OWNER TRUST 2007-X     [NAME OF SWAP COUNTERPARTY]

By: U.S. BANK TRUST
    NATIONAL ASSOCIATION,
    not in its individual capacity
    but solely as Owner Trustee

By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                         [SIGNATURE PAGE TO SWAP ANNEX]

   Copyright(C) 1994 by International Swaps and Derivatives Association, Inc.